UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 24, 2017

Medisun Precision Medicine Ltd.

 (Exact name of registrant as specified in its charter)

Marshall Islands	000-54907	47-2999657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Trust Company Complex, Ajeltake Road
Majuro, Marshall Islands MH96960
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(929) 314-3718

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 24, 2017 (“Effective Date”), Medisun Precision Medicine Ltd. (the “Company”) entered into a share purchase agreement (“SPA”) with Sun Medical Operation Company Limited (“Sun Medical”), under which the Company acquired the entire issued share capital of New Sonic Global Limited (“New Sonic”) from Sun Medical.  As consideration for the acquisition of New Sonic, the Company has agreed to issue to Sun Medical 15,000,000 new shares of the Company’s Common Stock.

Sun Medical is the sole registered and beneficial owner of all of the shares of New Sonic.  Previously, Sun Medical entered into a cooperation agreement (“Cooperation Agreement”) with LDG Labor Deutschland (“LDG”) dated December 6, 2016, which has a supplemental agreement entered into between the Sun Medical and LDG dated April 12, 2017 (together with the Cooperation Agreement, collectively, the “Master Agreement”).  Immediately before the signing of the SPA with the Company, the rights and obligations of Sun Medical under the Master Agreement was transferred to New Sonic in accordance with the Master Agreement by a transfer notice (“Transfer Notice”) given by Sun Medical to LDG.  New Sonic was incorporated in the British Virgin Islands on May 15, 2017 and has had no operations except for the Master Agreement as its only asset.

A Form of the SPA and the Certificate of Incorporation of New Sonic are filed as Exhibit 10.1 and 10.2 to this Form 8-K.

The foregoing descriptions are qualified in their entirety by reference to these documents, which are filed herewith as Exhibit 10.1 and 10.2, and incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 24, 2017, the Company agreed to issue to Sun Medical, a British Virgin Islands corporation, and an accredited investor, 15,000,000 in new shares of its Common Stock as consideration for entering into the SPA described in Item 1.01 of this Form 8-K.

 The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended ("Act"), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, all parties are domiciled outside the United States, Sun Medical is an accredited investor, Sun Medical had access to information about the Company and its investment, accepted the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

A Form of the SPA is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

10.1

Form of share purchase agreement between the Company and Sun Medical, dated July 24, 2017, and filed herewith.

10.2

Certificate of Incorporation of New Sonic Global Limited, dated May 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDISUN PRECISION MEDICINE LTD.

Dated: July 25, 2017	By: /s/ Sophia Yaqi Sun
Name: Sophia Yaqi Sun
Title: President & CEO

3